UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                  --------

                                  FORM 8-K

                               CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                      Of the Securities Exchange Act of 1934




                              April 23, 2003
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                Date of report (Date of earliest event reported)



                            TierOne Corporation
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              (Exact name of registrant as specified in its charter)


      Wisconsin                     000-50015                  04-3638672
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(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)            Identification No.)


1235 "N" Street, Lincoln, Nebraska                                      68508
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(Address of principal executive offices)                             (Zip Code)


                                 (402) 475-0521
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               (Registrant's telephone number, including area code)


                                 Not Applicable
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           (Former name or former address, if changed since last report)


Item 5.   Other Events and Regulation FD Disclosure.
          ------------------------------------------

     On April 23, 2003, TierOne Corporation (the "Company") issued a news release announcing the results of the Company's first annual meeting of shareholders held on April 23, 2003. In addition, on April 25, 2003, the Company announced that it would purchase shares of common stock in open market transactions to fund the 2003 Recognition and Retention Plan and Trust Agreement. The news releases are attached hereto as Exhibits 99.1 and 99.2.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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              (a)  Not applicable.
              (b)  Not applicable.
              (c)  Exhibits

              The following exhibit is filed herewith.

              Exhibit Number     Description
              --------------     -----------

                   99.1 News Release Dated April 23, 2003 Announcing Results of the First Annual Meeting of Shareholders


                   99.2 News Release Dated April 25, 2003 Announcing Company Stock Purchases to Fund Stock Benefit Plan



















                                     -2-

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              TIERONE CORPORATION



Date: April 25, 2003          By:  /s/ Gilbert G. Lundstrom
                                  _______________________________________
                                   Gilbert G. Lundstrom
                                   Chairman of the Board and
                                    Chief Executive Officer


















                                     -3-

                               EXHIBIT INDEX




   Exhibit Number              Description
   --------------              -----------


         99.1                  News Release dated April 23, 2003

         99.2                  News Release dated April 25, 2003